SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                     __________

                                     FORM 8-K

                                 CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

                                     __________


                                   October 21, 1996
                       Date of Report (Date of earliest event reported)


                       AQUILA BIOPHARMACEUTICALS, INC.
                      (Exact name of registrant as specified in charter)




                Delaware                    0-12081              04-
               (State or other              (Commission File          3307818
              jurisdiction of                  Number)             (IRS
               incorporation)                                       Employer
                                                                 Identification
                                                                 Number)



                                 365 Plantation Street
                            Worcester, Massachusetts  01605
                    (Address of principal executive offices and zip code)

                                    (508) 797-5777
                    (Registrant's telephone number, including area code)

                            Cambridge Biotech Corporation
                 (Former name or former address, if changed since last report)




        ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

        Sale of CBC

              Aquila Biopharmaceuticals, Inc., a Delaware corporation ("Aquila"), is a successor to the biopharmaceutical business of Cambridge Biotech Corporation, a Delaware corporation ("CBC"), pursuant to the terms of a reorganization plan that was confirmed by the United States Bankruptcy Court on July 18, 1996 and consummated on October 21, 1996 (the "Plan"). (A copy of the Plan was filed as Exhibit 2 to the Form 8-K of CBC dated July 18, 1996.) As described in the Plan, CBC and Aquila entered into a Master Acquisition Agreement (the "Purchase Agreement") dated as of April 4, 1996, with bioMerieux Vitek, Inc. ("bioMerieux") pursuant to which bioMerieux agreed to purchase all of the common stock of CBC for cash of $6,450,000, subject to confirmation and consummation of the Plan, and certain other conditions.

              On or about October 21, 1996, CBC's Biopharmaceutical Business (as defined in the Plan) was transferred to Aquila, free and clear of liens, encumbrances, claims and interests, except as otherwise provided in the Plan or Confirmation Order. Included among the assets transferred to Aquila was the Maryland real estate on which CBC operates its Retroviral Business (as defined in the Plan). Pursuant to the Plan, Aquila common stock was exchanged for CBC common stock and, as a result, CBC became a wholly-owned subsidiary of Aquila. Effective as of October 22, 1996, Aquila sold all of the issued and outstanding stock of CBC to bioMerieux pursuant to the Purchase Agreement for $6,450,000. At the same time bioMerieux entered into a ten year lease with Aquila for a portion of the Maryland real estate which lease was simultaneously assigned by bioMerieux to CBC.

              At the time of the sale to bioMerieux, CBC's assets consisted of the Retroviral Business (as defined in the Plan), which includes all assets and business of CBC principally relating to the manufacture and sale of diagnostic kits for the diagnosis of retroviruses, including those associated with AIDS. The assets include manufacturing operations in Rockville, Maryland, inventory, patents, patent applications, and patent rights granted to CBC, licenses and sublicenses, trademarks and trademark applications and registrations, and certain equipment relating to the manufacturing of the retroviral diagnostic products. In addition, pursuant to a modification of the Purchase Agreement, $650,000 in cash representing a portion of a paid-up license fee was included in the assets retained by CBC at the time of the sale.



        ITEM 5.     OTHER EVENTS.

        Adoption of Registration

              Aquila is the successor to CBC pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934 (the "'34 Act").
        Aquila does hereby agree to the deemed registration of its common stock, $.01 par value, under the '34 Act pursuant to Rule 12g-3(a) thereunder.


        Consummation of the Chapter 11 Reorganization Plan

              The Plan, which was confirmed by the Bankruptcy Court on July 18, 1996, was consummated during the week of October
        21, 1996, following the lifting of a judicial stay as more fully described below. The following describes the steps taken to consummate the transactions contemplated in the Plan. All capitalized terms used in this Form 8-K which are





        not defined herein shall have the meanings specified in the Plan, except that the common stock of Aquila is herein referred to as "Aquila Common Stock" (rather than "New Common Stock") and the Common Stock of CBC is referred to as "CBC Common
        Stock" (rather than "Old Common Stock").

        Treatment of Claims and Interests

              Under the terms of the Plan, distributions were made to the holders of various claims against and interests in CBC as follows:

        1.    Administrative and Priority Claims (including Class 1)

              Administrative and Priority Claims included fees owed to professionals in the Chapter 11 case, payments required to cure executory contracts and unexpired leases, allowed priority tax claims, and amounts owed in connection with the Postpetition Incentive Stock Programs.

              Since confirmation of the Plan on July 18, 1996, and as required by the Plan, CBC and Aquila have paid $1,818,613 on account of allowed professional fees and expenses. Aquila has also paid $1,305,663 to cure all defaults under the leases, licenses and other executory contracts assumed by CBC or assumed by CBC and assigned to Aquila; $88,485 in payment of allowed priority tax claims; $22,720 in payment of the cash portion of allowed employee incentive stock claims. Aquila issued 111,790 shares of Aquila Common Stock (and related Rights) and remitted related withholding taxes in the amount of $372,744 in full settlement and satisfaction of $1,434,749 in allowed employee stock incentive claims.

        2.    Class 2:  Secured Claims

              Effective on October 22, 1996, Aquila delivered to Signet Bank its five-year promissory note in the amount of $4.2 million in full settlement and satisfaction of Signet's Class 2 claims of more than $5 million, and granted to Signet a mortgage lien with respect to the Maryland real estate as security.

        3.    Class 3:  General Unsecured Claims Less Than or Equal to
        $500.

              Class 3 Claims in the amount of $41,703 were paid in cash in full.

        4.    Class 4:  General Unsecured Claims Exceeding $500.

              Under the Plan, the holder of a Class 4 claim could elect to be treated under either Option A or Option B. Holders who elected Option A received cash equal to 51% of their Allowed
        Class 4 Claims in the aggregate amount of $1,336,561. Aquila has also reserved $92,200 for distribution on account of disputed Class 4 claims if, as and when allowed.

              Holders electing Option B received shares of Aquila
        Common Stock with a value, at $9.50 per share, equal to the full amount of the holder's Allowed Claim, along with one Right for each share. (A Holder of a Disputed Class 4 Claim that becomes an Allowed Class 4 Claim after the Initial Distribution Date does not receive any Rights.) A total of 185,379 shares of Aquila
        Common Stock and Rights were issued to the Disbursing Agent for the benefit of the holders of allowed Class 4 claims electing Option B, and 10,526 shares of Aquila Common Stock were issued as a reserve for distributions on account of disputed Class 4 claims electing Option B treatment, if, as and when allowed.





        5.    Class 5:  Securities Class Claims

              Aquila issued 1,250,000 shares of Aquila Common Stock and one Right for each such share to the Disbursing Agent for the benefit of Class 5 Securities Class Claim beneficiaries in full satisfaction of their $50 million in allowed Class 5 claims.

        6.    Class 6:  CBC Common Stock Interests

              On October 21, 1996, 26,057,006 shares of CBC Common
        Stock (representing 100% of all then issued and outstanding shares) held by approximately 3,500 record shareholders were deemed transferred to Aquila, in exchange for 3,442,305 shares of Aquila Common Stock (and related Rights) which were issued to the Disbursing Agent for the benefit of Class 6, the former holders of CBC Stock.

        Formation of Aquila and Restructuring

              Aquila was organized by CBC as a new Delaware corporation of which CBC was the sole stockholder on March 7, 1996. On October 21, 1996, CBC's Biopharmaceutical Business
        (as defined in the Plan) was transferred to Aquila, free and clear of liens, encumbrances, claims and interests, except as otherwise provided in the Plan or Confirmation Order. Included among the assets transferred to Aquila was the Maryland real estate on which CBC operates its Retroviral Business (as defined in the Plan).

              Effective October 22, 1996, Aquila delivered to bioMerieux a stock certificate, representing all of the issued and outstanding capital stock in CBC, and bioMerieux delivered to Aquila the purchase price; namely $6,450,000 in immediately available funds.

              As a result of the consummation of the Plan and the assumption by Aquila of the registration of CBC's Common Stock under the '34 Act pursuant to Rule 12g-3 thereunder, the authorized capital stock of the registrant now consists of 30,000,000 shares of Common Stock, $.01 par value per share ("Aquila Common Stock"), and 5,000,000 shares of Preferred Stock, $.01 par value per share ("Aquila Preferred Stock").

        Rights Offering.

              On the Initial Distribution Date, Aquila will commence a Rights Offering pursuant to which each share of Aquila Common
        Stock distributed under the Plan (except for any shares distributed to Class 4 claims electing Option B that remained disputed as of the Consummation Date) will be entitled to exercise a transferable right (a "Right") entitling the holder to purchase one Unit, each Unit consisting of one share of Aquila Common Stock and one warrant to purchase one share of Aquila Common Stock (a
        "Warrant"). In addition, each holder of a Right (or beneficial owner in the case of securities held in street name) who has fully exercised his right to purchase one Unit for each Right received also will have the right to purchase any desired number of Units that have not been subscribed for by the holders of other Rights, subject to proration if oversubscribed. The Unit subscription price under the Rights will be $9.49. However, Aquila reserves the right to reduce the subscription price for the Units in certain circumstances.

        Status of Ongoing Litigation.

              Four parties appealed from the Bankruptcy Court's July 18, 1996 order confirming the Plan. Of these, the appeals taken by Alfa Laval Agri AB and Behring Diagnostics, Inc. have either been dismissed or are to be dismissed under agreements with CBC that have been approved by the Bankruptcy Court. The appeal by Deloitte & Touche, LLP ("Deloitte")





        remains pending before the United States District Court for the District of Massachusetts (No. 96-40192-NMG)(the "District
        Court"). Deloitte contests the right of counsel to Class 5 Claimants to bring an action against Deloitte on behalf of CBC as provided in the Plan. Finally, an appeal taken by Institut Pasteur and Pasteur Sanofi Diagnostics (collectively, "Pasteur") was dismissed and the confirmation order affirmed, after hearing, by the District Court by order dated September 27, 1996 (No. 96-40176-NMG). Pasteur has since taken a further appeal to the First Circuit Court of Appeals, which by order dated October 9, 1996 denied Pasteur's request for a stay of the confirmation order pending appeal. Pasteur contests the confirmation of the Plan to the extent that it provides for CBC's assumption of certain patent licenses from Pasteur. On October 28, 1996, CBC filed a motion to dismiss the Pasteur appeal as moot. Aquila intends to file a similar motion in the Deloitte appeal. Oral argument on Pasteur's appeal is scheduled for November 5, 1996. Aquila believes that the likelihood of either of the remaining appeals resulting in the unraveling of the Plan, or any part of the Plan, is remote, although there can be no assurance that that will not occur.


        ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

        (a)   Exhibits:

              4.1*  Form of certificate for Aquila Common Stock

              4.2   Form of certificate for Warrant to Purchase
                    Common Stock (incorporated by reference to Exhibit 2 to Current Report on Form 8-K dated July 18, 1996, File No. 0-12081).

              4.3 Form of Certificate for Right to Purchase a Unit (incorporated by reference to Exhibit 2 to Current Report on Form 8-K dated July 18, 1996, File No. 0-12081).

              4.4   Rights and Warrants Agreement dated July 29,
                    1996, between Aquila Biopharmaceuticals, Inc. and The First National Bank of Boston (incorporated by reference to Exhibit 2 to Current Report on Form 8-K dated July 18, 1996, File No. 0-12081).

              10 Master Acquisition Agreement, dated as of April 4, 1996 (incorporated by reference to Exhibit 10.1 to Quarterly Report on Form 10-Q for quarter ended June 30, 1996, File No. 0-12081).

        (b)   Pro forma Financial Information

              Pro Forma Consolidated Balance Sheet as of June 30, 1996

              Pro Forma Consolidated Statement of Operations for fiscal year end December 31, 1995

              Pro Forma Consolidated Statement of Operations for six month period ending June 30, 1996

              Notes to Pro Forma Financial Statements

        *Filed herewith








                     AQUILA BIOPHARMACEUTICALS, INC.
          PRO FORMA BALANCE SHEET (UNAUDITED) AS OF JUNE 30, 1996
              PRO FORMA STATEMENTS OF OPERATIONS (UNAUDITED)
                 FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                  FOR THE SIX MONTH PERIOD JUNE 30, 1996

The following unaudited pro forma balance sheet of Aquila Biopharmaceuticals, Inc. ("Aquila") gives effect to the sale by Aquila of all of the issued and outstanding shares of Cambridge Biotech Corporation ("CBC") to bioMerieux Vitek, and to the consummation of CBC's reorganization plan as of June 30, 1996. Aquila's investment in the retroviral business is shown as a single investment. This pro forma balance sheet is not indicative of the actual financial position had the sale of these assets occurred at June 30, 1996.

This statement should be read in conjunction with the audited financial statements of Aquila (previously Cambridge Biotech Corporation) filed with the Securities and Exchange Commission (the "SEC") in its annual report on Form 10-K for the fiscal year ended December 31, 1995.

The following unaudited pro forma statements of operations of Aquila give effect to the sale by Aquila of certain assets of its enterics business to Meridian Diagnostics, Inc. and of all the issued and outstanding shares of CBC to bioMerieux, Vitek, Inc. immediately prior to the beginning of the fiscal year ended December 31, 1995 and the six month period ended
June 30, 1996. The pro forma statement of operations for the year ended December 31, 1995 presents pro forma adjustments to exclude the revenues, costs and expenses of both the enterics and retroviral businesses from the historical CBC results. The pro forma statement of operations for the six months ended June 30, 1996 presents pro forma adjustments to exclude results of the enterics business from Discontinued Operations, where enterics results for the period had been previously reported, and revenues, costs and expenses for the retroviral business from the historical CBC results.
These pro forma statements of operations are not indicative of the results which would have occurred if the sale had occurred at the beginning of each of the fiscal periods presented or which may occur in the future. These statements should be read in conjunction with the audited financial statements of Aquila (previously Cambridge Biotech Corporation) filed with the SEC in its annual report on Form 10-K for the fiscal year ended December 31, 1995.
----------------------------------------------------------------------------
                    AQUILA BIOPHARMACEUTICALS, INC.
             Pro Forma Consolidated Balance Sheet
                           June 30, 1996
                      (Unaudited)(In Thousands)
Assets                                                          Aquila
                           CBC                                  Pro
                        Historical  Retroviral  Consummation    Forma
                        ----------  ----------  ------------    -----
Current Assets
   Cash and cash
   equivalents            $ 13,876   $5,800      ($4,387)     $ 15,289
   Restricted Cash           1,000                               1,000
   Accounts receivable -
    trade (less allowance
    for doubtful accounts)   2,828                               2,828
    Other receivables          131                                 131
    Inventories              4,856   (2,692)                     2,164
    Prepaid expenses and
     other current assets      455                                 455
                             -----    -----       ------         -----
     Total current assets   23,146    3,108       (4,387)       21,867

Investments                    300                                 300

Property,Plant, and
  Equipment, Net             5,613     (325)                     5,288

Patents and Purchased
  Technology, Net              502     (167)                       335

Other Assets                   105                                 105
                             -----    -----        -----        ------
Total Assets               $29,666   $2,616      ($4,387)      $27,895
                            ======    =====       ======        ======
Liabilities & Shareholder's
Equity

Current Liabilities:
    Accounts payable      $    626                               $ 626
    Accrued royalties          776                                 776
    Accrued professional
      fees                   1,141                  (921)          220
    Accrued incentive
      compensation           1,226                (1,226)            0
    Accrued restructuring
      costs                    211                  (211)            0
    Other accrued expenses   2,791                  (487)        2,304
    Deferred revenue-
    current                  3,156                               3,156
                             -----    -----        -----         -----
Total Current Liabilities    9,927        0       (2,845)        7,082

Deferred Revenue-Long Term   1,879                  (600)        1.279

Long-term Debt - less
 current maturities              0                 4,207         4,207

Liabilities Subject to
  Chapter 11 Proceedings     9,886                (9,886)            0
                             -----    -----        -----         -----
Total Liabilities           21,692        0       (9,124)       12,568

Minority Interest               10                                  10

Shareholders' Equity:
  CBC common stock, par
    value $.01 per share,
    authorized: 40,000,000
    shares, issued:
    26,065,000 shares          261                  (261)            0
  Aquila common stock,
    par value $.01 per
    share, authorized:
    30,000,000 shares
    issued: 5,000,000
    shares                       0                    50            50
  Additional paid in
    capital                120,382                 2,783       123,165
  Unearned compensation       (138)                  138             0
  Deficit                 (112,541)   2,616        2,027      (107,898)
                          ---------  ------      -------       -------
Total Shareholders' Equity   7,964    2,616        4,737        15,317
                          ---------  ------      -------       -------
Total Liabilities and
  Shareholders' Equity    $ 29,666   $2,616      ($4,387)     $ 27,895
                            ======    =====        =====        ======

The accompanying notes are an integral part of the pro forma financial information.
----------------------------------------------------------------------------
                        AQUILA BIOPHARMACEUTICALS, INC.
                 Pro Forma Consolidated Statement of Operations
                     For the Year Ended December 31, 1995
                              (Unaudited)
                   (In thousands, except per share amounts)

                                        PRO FORMA ADJUSTMENTS
                                       ______________________    Aquila
                              CBC      |                    |     Pro
Revenue:                   Historical  Enterics   Retroviral     Forma
                           ----------  --------   ----------     -----
Product Sales              $ 20,854    $ 3,880     $15,863       $1,111
Research and development      5,137          0           0        5,137
Royalties                     1,877          0           0        1,877
                             ------      -----       -----       -----
                             27,868      3,880      15,863        8,125

Cost and expenses:
Cost of sales                16,156      2,201      10,936        3,019
Research & development        6,454        226         728        5,500
Selling, general &
  administrative              9,955        850       2,613        6,492
                             ------      -----       -----        -----
                             32,565      3,277      14,277       15,011
Other:

Other income and interest
  expense net of interest
  income                        581          0           0          581
                             ------      -----       -----        -----
Income/(Loss) from continuing
  operations before
  reorganization
  items and income tax
  expense                    (4,116)       603       1,586       (6,305)

Reorganization items:
  Professional fees          (1,200)         0           0       (1,200)
Interest earned on
  accumulated cash
  resulting from Chapt.11
  proceedings                   387          0           0          387
                              -----      -----       -----        -----
Total reorganization items     (813)         0           0         (813)

Income/(Loss) from continuing
  operations before
  income tax expense          -----      -----      ------        -----
                             (4,929)       603       1,586       (7,118)

Income tax expense               (4)         0          (4)           0
                              -----      -----      ------       ------
Income/(Loss) before minority
interest                     (4,933)       603       1,582       (7,118)

Minority Interest                (9)         0           0           (9)
                              -----      -----       -----       ------
Income/(Loss) from continuing
operations                   (4,942)       603       1,582       (7,127)
                              =====      =====       =====        =====

Discontinued operations:
   Income from discontinued
     operations                   0          0           0            0
   Gain from disposal             0          0           0            0
                              -----      -----       -----        -----
Net income/(loss)           ($4,942)      $603      $1,582      ($7,127)
                              =====      =====      ======        =====

Net income/(loss) per
  weighted average number
  of common shares:

  Continuing operations      ($0.19)                           ($1.43)
  Discontinued operations     $0.00                             $0.00
                              -----                             -----
  Net Income/(Loss) per
    share                    ($0.19)                           ($1.43)
                              =====                            =======
Weighted average number
  of common shares
  outstanding                26,065                             5,000
                             ======                             =====

The accompanying notes are an integral part of the pro forma financial information.
-----------------------------------------------------------------------------
                        AQUILA BIOPHARMACEUTICALS, INC.
                Pro Forma Consolidated Statement of Operations
                For the Six Month Period Ended June 30, 1996
                                (Unaudited)
                   (In thousands, except per share amounts)

                                    PRO FORMA ADJUSTMENTS
                                    ____________________       Aquila
                        CBC        |                    |        Pro
                    Historical     Enterics    Retroviral       Forma
                    ----------     --------    ----------      ------
Revenue:
Product Sales         $8,306                     $7,300        $1,006
Research &
 Development           2,657                          0         2,657
Royalties                905                         15           890
                      ------         ------       -----         -----
                      11,868              0       7,315         4,553
Cost and expenses:
Cost of sales          6,184                      4,633         1,551
Research &
 Development           2,715                        273         2,442
Sales,general
 and
 administrative        3,822                        826         2,996
                       -----         ------       -----         -----
                      12,721              0       5,732         6,989
Other:
Other income
  and interest
  expense net
  of interest
  income                 197                          0           197
                       -----         ------       -----         -----
Income/(Loss) from
  continuing
  operations
  before
  reorganization
  items and income
  tax expense           (656)             0       1,583        (2,239)

Reorganization
 items:
Professional
 fees                   (710)                         0          (710)

Interest earned on
  accumulated cash
  resulting from
  Chapter 11
  proceedings            230                          0           230
                        ----          -----        ----          ----
  Total
  reorganization
  items                 (480)             0           0          (480)
                        ----          -----        ----          ----
Income/(Loss) from
  continuing
  operations
  before income
  tax expense         (1,136)             0       1,583        (2,719)

Income tax
 expense                  (2)                        (1)           (1)
                       -----          -----       -----         -----
Income/(Loss) before
  minority
  interest            (1,138)             0       1,582        (2,720)

Minority Interest         (1)             0          0             (1)
                       -----          -----       -----         -----
Income/(Loss) from
continuing
  operations          (1,139)             0       1,582        (2,721)

Discontinued
 operations:
Income from
 discontinued
 operations              620           (620)          0             0
Gain from
 disposal              4,537         (4,537)          0             0
                       -----          -----       -----         -----
Net income/
 (loss)              $ 4,018        ($5,157)     $1,582       ($2,721)
                       =====          =====       =====         =====

Net income/(loss)
 per weighted
 average number
 of common shares:
Continued
 operations           ($0.05)                                  $(0.54)
Discontinued
 operations            $0.20                                   $ 0.00
                       -----                                    -----
Net Income/(Loss)
 per share             $0.15                                  ($ 0.54)
                       =====                                    =====
Weighted average
  number of
  common shares
  outstanding         26,065                                    5,000
                      ======                                    =====

The accompanying notes are an integral part of the pro forma financial information.
-----------------------------------------------------------------------------
                      AQUILA BIOPHARMACEUTICALS, INC.
                 NOTES TO PROFORMA FINANCIAL STATEMENTS

Note A.   Basis of Presentation

      On October 22, 1996, Aquila Biopharmaceuticals, Inc.("Aquila" or the "Company") sold all of the equity of Cambridge Biotech Corporation ("CBC"), to bioMerieux Vitek, Inc. for approximately $6,450,000 in cash. The Company will recognize a gain on this transaction in the fourth fiscal quarter of 1996.

      The unaudited Pro Forma Consolidated Statements of
      Operations reflect the Company's results of operations for the year ended December 31, 1995 and the six months ended June 30, 1996, on a pro forma basis assuming the transactions had been completed as of December 31, 1994 and December 31, 1995 respectively. The unaudited Pro Forma Consolidated Balance Sheet at June 30, 1996, assumes that the transactions had been completed on that date.

      The financials of the enterics and retroviral businesses are intended to present management's estimates of the results of operations and financial condition of the businesses. Certain of the costs and expenses presented in these financial statements represent allocations and management estimates of the cost of services provided to the business. As a result, the financial statements presented may not be indicative of the results that would have been achieved had the business operated as a non-affiliated entity.

      On October 21, 1996, CBC consummated a reorganization plan that was confirmed by the United States Bankruptcy Court on July 18, 1996. The consummation of the plan involved completing a number of transactions, including the restructuring or payment in cash or stock of all allowed secured, unsecured, administrative and priority tax claims. As a result of these transactions, the Company paid out approximately $4,387,000 in cash, and will recognize a gain on reorganization in the fourth fiscal quarter of 1996.

      The unaudited Pro Forma Consolidated Balance Sheet at June 30, 1996 assumes that the consummation had been completed on that date and is intended to present management's estimate of the impact of the consummation on the financial condition of Aquila. Certain of the pro forma adjustments represent estimates of the value of certain liabilities subsequent to consummation, and therefore may not be indicative of the results that would have been achieved had the consummation actually occurred on or before June 30, 1996.

Note B.   Pro forma Adjustments:

      The balance sheet as of June 30, 1996 gives effect to the following pro forma adjustments related to the sale of the common stock of CBC:

      (a)  to record the sale of selected assets of the business

      (b)  to record the net cash proceeds as an addition to cash

      (c) to record the estimated pro forma gain on the sale of the retroviral business

      The balance sheet as of June 30, 1996 gives effect to the following pro forma adjustments related to the consummation of the reorganiza-tion plan:

      (a) to record the expenditure of cash for the satisfaction of pre-petition and administration claims and professional fees

      (b) to record the reduction of liabilities related to paid claims and the adjustment of certain estimated liabilities

      (c) to record the effect on shareholders' equity of the exchange of Aquila shares for CBC shares

      (d)  to record the estimated pro forma gain on reorganization

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                              SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AQUILA BIOPHARMACEUTICALS, INC.



                                  /s/ Alison Taunton-Rigby
 Date:  October 31, 1996          ____________________________________
                                  Alison Taunton-Rigby, President


                                     EXHIBITS

         4.1  Form of Stock Certificate for Aquila Common Stock